                                  September 18, 1996
Incorporated under the laws of the State of Oregon

    NUMBER                                                 SHARES
   * * 0 * *                                             * * 0 * *


                           PHYSICIAN PARTNERS MEDFORD, P.C.
--------------------------------------------------------------------------------


THIS CERTIFIES THAT * * * S * P * E * C * I * M * E * N * * * IS THE REGISTERED HOLDER OF * * * * COMMON STOCK * * * * SHARES OF THE ABOVE NAMED CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

  IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED
    THIS         DAY OF        A.D.
        ---------      ------      -------




-----------------------------------    ---------------------------------------
                        , Secretary                                 , President

    Except as otherwise expressly provided in the Restated Articles of Incorporation of Physician Partners Medford, P.C., an Oregon professional corporation (the "Corporation"), no shareholder may sell, assign, transfer, pledge or otherwise encumber or dispose of (collectively "Transfer") any shares of Common Stock of the Corporation or of any interest therein held by such shareholder. Any attempted or purported Transfer of shares of Common Stock of the Corporation by such shareholder in contravention of such Restated Articles of Incorporation shall be null and void and of no force and effect.


                                                                          [SEAL]


    FOR VALUE RECEIVED,           HEREBY SELL, ASSIGN AND TRANSFER
                     ----------
UNTO
    --------------------------------------------------------------------------

-------------------------------------------------------------------------SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

-----------------------------------------------------------------------ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

    DATED
         ------------------------------------
         IN PRESENCE OF

-----------------------------------    ---------------------------------------

                       NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
                  MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                  ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.